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                                                                   EXHIBIT 10.23
                                 THIRD AMENDMENT
                                       TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT is entered into as of February 29, 2000, among ULTRAK, INC., a Delaware corporation ("Borrower"), the lenders executing this Amendment ("Lenders"), and BANK ONE, TEXAS, N.A., as Administrative Agent ("Administrative Agent").

     Borrower, Administrative Agent and Lenders are party to that certain First Amended and Restated Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of August 12, 1999, providing for, among other things, a revolving credit facility and a term loan facility. The parties to this Amendment have agreed to amend the Credit Agreement as set forth herein.

1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

2.   Amendments.


     1. Section 1.1 is amended as follows:

        1. Subparagraphs (a) and (d) of the definition of "Applicable Margin" are amended by changing the Applicable Margin for Base Rate Borrowings from zero percent (0.000%) to three-fourths of one percent (0.750%).

     2. Sections 2.2 and 2.3 (and any other provisions of the Credit Agreement necessary to conform to the intent of this amendment) are amended to provide that all Borrowings after February 29, 2000, may only be Domestic Borrowings and may only be Base Rate Borrowings. No further Eurocurrency Borrowings or LIBOR Rate Borrowings will be permitted. Each Eurocurrency Borrowing and LIBOR Rate Borrowing outstanding on February 29, 2000, will be automatically converted to a Base Rate Borrowing on the last day of the Interest Period for each such Eurocurrency Borrowing and LIBOR Rate Borrowing.

1. Conditions Precedent. Notwithstanding any contrary provisions contained in the Credit Documents, this Amendment is not effective unless and until:

     3. the representations and warranties in this Amendment are true and correct;

     4. Administrative Agent receives counterparts of this Amendment executed by each party named below;

     5. all legal fees and other expenses for which Borrower is responsible pursuant to other documents and agreements and all legal fees and other expenses incurred by Administrative Agent and Lenders in connection with this Amendment have been paid in full by Borrower,

     6. Administrative Agent receives a copy of the resolutions adopted by the Board of Directors of Borrower authorizing the transactions contemplated by this Amendment (such resolutions being in form and substance acceptable to Administrative Agent), certified as true and correct by the Secretary or an Assistant Secretary of Borrower, and




                                      ULTRAK-THIRD AMENDMENT TO CREDIT AGREEMENT
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     7. Lenders receive from Borrower a written commitment from the Asset Based
     Lending Group of Bank One or Wells Fargo or from lenders other than Bank One and Wells Fargo to refinance in full the indebtedness under the Credit Agreement.

4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. The parties hereto agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all Liens heretofore granted to Administrative Agent on behalf of Lenders were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Administrative Agent may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Administrative Agent and Lenders in respect of all present and future Collateral.

5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any other Credit Documents to be delivered under this Amendment have been duly executed and delivered by or on behalf of Borrower and each other Company party to them, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Company of this Amendment or any other Credit Document to be delivered under this Amendment, (c) this Amendment and any other Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and the other Companies and are enforceable against Borrower and such other Companies in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower and the other Companies of this Amendment and any other Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower or any other Company is a party or by which Borrower is bound,
(e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Documents are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists, other than those waived until March 31, 2000 pursuant to Section 6 of this Amendment.

6. Waiver. Effective only upon receipt by Administrative Agent of this Amendment executed by each Person named below and of the Third Amendment to Operative Agreements of even date herewith amending the relevant TROL Financing documents executed by the parties thereto, this Amendment shall become notice to Borrower that Administrative Agent and Lenders hereby temporarily waive any Event of Default or Potential Default arising under the Credit Agreement with respect to the Companies' non-compliance with Sections 10.1 and 10.2 for the period ending September 30 and December 31, 1999. The waivers set forth in the immediately-preceding sentence shall expire on March 31, 2000, and be of no further force and effect, and the Events of Default thus temporarily waived fully reinstated, unless Required Lenders agree in writing before March 31, 2000 to a permanent waiver of such Events of Default. Except as stated above (i) this waiver is not a consent or waiver in respect of any existing or future Events of Default or Potential Defaults or a waiver of Lender's rights to insist upon Borrower's compliance with its obligations under each Credit Document and (ii) each Credit Document is unchanged and continues in full force and effect.




                                      ULTRAK-THIRD AMENDMENT TO CREDIT AGREEMENT
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7.   References. All references in the Credit Documents to the "Credit
Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

9. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Lenders and Administrative Agent and, subject to Section 14.12 of the Credit Agreement, their respective successors and assigns.

10. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS HEREIN AND THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.

     EXECUTED on March 3, 2000, but effective as of February 29, 2000.


Address for Notice                    ULTRAK, INC., as Borrower
Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Attn: Mr. Tim D. Torno,
      Vice President - Finance        By:
Fax No.: (972) 353-6679                  ---------------------------------------
                                          Tim D. Torno, Vice President - Finance

Address for Notice                    BANK ONE, TEXAS, N.A.,
                                      as Administrative Agent and a Lender
Bank One, Texas, N.A.
1717 Main Street, 3rd Floor
Dallas, Texas  75201
Attn: Alan L. Miller,                 By:
      Vice President                     ---------------------------------------
Fax No.: (214) 290-2305                   Alan L. Miller, Vice President

Address for Notice                    WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION,
Wells Fargo Bank (Texas),             as a Lender
National Association
1445 Ross @ Field, 3rd Floor
Dallas, Texas 75202
Attn: Kyle Hranicky,                  By:
      Vice President                     ---------------------------------------
Fax No.: (214) 969-0370                   Kyle Hranicky, Vice President






     To induce Administrative Agent and Lenders to enter into this Amendment, each guarantor named below (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms that all




                                      ULTRAK-THIRD AMENDMENT TO CREDIT AGREEMENT
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guaranties, assurances, and Liens granted, conveyed, or assigned to
Administrative Agent on behalf of Lenders under the Credit Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this or any prior amendment, and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent and Lenders and their respective successors and permitted assigns.


                             ULTRAK GP, INC.

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance

                             ULTRAK, LP, INC.

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance

                             ULTRAK OPERATING, L.P.
                             By: Ultrak GP, Inc. its General Partner

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance

                             DIAMOND ELECTRONICS, INC.

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance

                             MONITOR DYNAMICS, INC.

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance

                             ABM DATA SYSTEMS, INC.

                             By:
                                ------------------------------------------------
                                 Tim D. Torno, Vice President - Finance




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